SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
Rule 14c-5(d)(2))
[X] Definitive Information Statement

PORTAGE PARTNERS LTD.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

[ ] No fee required.

[X] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:
Common Stock
2) Aggregate number of securities to which transaction applies:
45,500,000
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $.001 par value
4) Proposed maximum aggregate value of transaction: $45,500
5) Total fee paid: $9.10

[X] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:




Page 1

PORTAGE PARTNERS LTD.
400 601 W. Broadway
Vancouver, British Columbia V5Z 4C2
CANADA

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND
US A PROXY.

This Information Statement is first being furnished on or about
March 30, 2005 to the holders of record as of the close of business on January 10, 2005 (the "Record Date") of thecommon stock of Portage Partners Ltd. ("Portage").

Portage's Board of Directors has approved, and a total of 2 stockholders owning 2,500,000 shares of the 4,500,000 shares of common stock outstanding as of January 10, 2005, (the"Consenting Stockholders") have consented in writing to the actions described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada General Corporation Act and Portage's Bylaws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of Portage for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations promulgated thereunder, including Regulation 14C.

ACTIONS BY BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

GENERAL

Portage will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Portage will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Portage's common stock.

Portage will only deliver one Information Statement to multiple security holders sharing an address unless Portage has received contrary instructions from one or more of the security holders. Upon written or oral request, Portage will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:
Portage Partners Ltd., 400 601 W. Broadway, Vancouver, British Columbia
V5Z 4C2 CANADA. Portage may also be reached at 604-675-6930.


Page 1

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to PortageAEs Bylaws and the Nevada General Corporation Act, a vote by the holders of at least a majority of Portage's outstanding capital stock is required to effect the actions described herein. PortageAEs Articles of Incorporation does not authorize cumulative voting. As of the Record Date, Portage had 4,500,000 voting shares of common stock issued and outstanding of which 2,250,001 shares are required to pass any stockholder resolutions.
The Consenting Stockholders, who consist of 2 current stockholders of Portage, are collectively the record and beneficial owners of 2,500,000 shares, which represents 55.6% of the issued and outstanding shares of Portage's common stock. Pursuant to NRS 78.320 of the Nevada GeneralCorporation Act, the Consenting Stockholders voted in favor of the actions described herein in a written consent, dated January 10, 2004, attached hereto as Exhibit A. No consideration was paid for the consent. The Consenting Stockholders' names, affiliations with Portage, and their beneficial holdings are as follows:


Name      Beneficial Holder  Shares Beneficially  Percentage
          and Affiliation         Held


Yi Shen   Director, President   1,250,000            27.8%
          and Chief Financial
          Officer

Hong Ma   Director and Chief
          Executive Officer     1,250,000            27.8%

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 10, 2005, certain information regarding the ownership of Portage's capital stock by each director and executive officer of Portage, each person who is known to Portage to be a beneficial owner of more than 5% of any class of Portage's voting stock, and by all officers and directors of Portage as a group. Unless otherwise indicated below, to Portage's knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities.

NAME AND ADDRESS                  AMOUNT OF      PERCENT
OF BENEFICIAL OWNER               BENEFICIAL     OF
                                  OWNERSHIP      CLASS (1)

Yi Shen
(President, Chief Financial       1,250,000      27.8%
Officer and director)
400 601 W. Broadway
Vancouver, British
Columbia V5Z 4C2 Canada

Hong Ma                           1,250,000      27.8%
(Chief Executive Officer
and director)
400 601 W. Broadway
Vancouver, British
Columbia V5Z 4C2 Canada

All officers and directors        2,500,000      55.6%
as a group (2 persons)


(1) This table is based on 4,500,000 shares of common stock issued and outstanding on January 10, 2005.

NOTICE TO STOCKHOLDERS OF ACTIONS APPROVED BY CONSENTING STOCKHOLDERS

The following actions were taken based upon the unanimous recommendation of Portage's Board of Directors (the "Board") and the written consent of the Consenting Stockholders:

AMENDMENT TO THE ARTICLES OF INCORPORATION
TO INCREASE THE AUTHORIZED COMMON STOCK

The Board and the Consenting Stockholders unanimously adopted and approved an amendment to Portage's Articles of Incorporation to increase the number of shares of authorized common stock from 25,000,000 to 150,000,000 shares, par value $0.001 per share. Such amendment is referred to as the "Amended Articles." The resolutions approving the Amended Articles are attached hereto as Exhibit A.

Currently, Portage has 25,000,000 shares of common stock authorized, of which 4,500,000 are issued and outstanding as of the Record Date.

The Amended Articles will become effective by filing the Certificate of Amendment of Articles of Incorporation with the Secretary of State of Nevada, a form of which is attached hereto as Exhibit B (the "Certificate of Amendment"). Under federal securities laws, Portage cannot file the Certificate of Amendment until at least 20 days after the mailing of this Information Statement. Once Portage files the Certificate of Amendment, Portage will have 150,000,000 shares of authorized shares of common stock, of which 145,500,000 will be available for issuance.

The Board believes that it is advisable and in the best interests of Portage to have available additional authorized but unissued shares of common stock in an amount adequate to provide for Portage's future needs. The unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions. The Board would be able to authorize the issuance of shares for these transactions without the necessity, and related costs and delays, of either calling a special meeting of the stockholders or of waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital. If, in a particular transaction, stockholder approval were required by law or any stock exchanges or markets or were otherwise deemed advisable by the Board, then the matter would be referred to the stockholders for their approval notwithstanding that Portage may have the requisite number of voting shares to consummate the transaction.

The Amended Articles are not intended to have any anti-takeover effect and are not part of any series of anti-takeover measures contained in any debt instruments or the Articles of Incorporation or the Bylaws of Portage in effect on the date of this Information Statement. Portage is not aware of any proposed attempt to take over Portage or of any attempt to acquire a large block of PortageAEs stock except as provided for in the Agreement and Plan of Reorganization referred to below.

AMENDMENT TO ARTICLES OF INCORPORATION TO
CHANGE CORPORATE NAME

The Board of Directors of Portage also approved an amendment to the Articles of Incorporation of Portage to change the name of Portage to American Golden Century Investments Inc. The Consenting Stockholders also approved the amendment to change the corporate name.

The change in the corporate name will become effective by filing the Certificate of Amendment with the Secretary of State of Nevada. Stock certificates representing common stock issued prior to the effective date of the name change will continue to represent the same number of shares, will remain valid, and will not be required to be returned to Portage or the transfer agent for reissuance. New stock certificates issued upon a transfer of shares of common stock after the effective date of the name change will bearthe name "American Golden Century Investments Inc."and will have a new CUSIP number. Delivery of existing certificates will continue to be accepted in transactions made be a shareholder after the corporate name is changed.

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

The Board has also approved and submitted to stockholders for approval the Agreement and Plan of Reorganization (the "Agreement") by and among Portage, Golden Century Investments, Inc., a corporation organized under the laws of Samoa, ("Golden Century") and thirty individuals and companies who are the stockholders of Golden Century (the "Golden Century Stockholders"). The Agreement is attached hereto as Exhibit C. The Consenting Stockholders have also approved the Agreement.

The Agreement provides for the following:

1. Portage shall issue 45,500,000 shares of common stock (the "Shares") to the Golden Century Stockholders in exchange for all of the outstanding shares of Golden Century. None of the Golden Century Stockholders is a U. S. person as defined in Rule 902(k)(1) of Regulation S ("Regulation S") promulgated under the Securities Act of 1933, as amended, (the "Securities Act"). Pursuant to Rule 903(b) (3) of Regulation S the issuance of the Shares is exempt from registration under the Securities Act. The Shares will be "restricted securities" as defined in Rule 144 promulgated under the Securities Act.

2. A condition to closing under the Agreement is that Golden Century shall have acquired 100% of the ownership of Sichuan Province Golden Ant Biotechnology Development Limited Company, a Chinese registered wholly owned foreign owned enterprise ("Golden Ant China").

3. The Agreement will become effective and the Shares will be issued after the Certificate of Amendment is filed.

     Golden Century was incorporated on July 9, 2004 in Samoa. On November 8, 2004, Golden Century acquired 100% of Golden Ant China which conducts Golden Century's main business operations.

     Golden Ant China is a limited liability company incorporated in the Peoples' Republic of China (the "PRC") on August 22, 2002. Since Golden Century's acquisition of Golden Ant China on November 8, 2004, Golden Ant China has changed its status to become a wholly foreign owned enterprise. Golden Ant China is classified as a Foreign Invested Enterprise ("FIE") in the PRC and is subject to the FIE laws of the PRC. Its legal structure is similar to a corporation and a limited liability company organized under state laws in the United States. The Articles of Association provides for a term of 20 years with registered capital of RMB 2,000,000 (approximately equivalent to US$241,000). Golden Ant China is 51% owned by Yi SHEN, 49% owned by Hong MA. On November 8, 2004, Golden Century acquired 100% of Golden Ant China from Yi SHEN and Hong MA.

     Golden Ant China is engaged in ant related product research,development and sale and ant breeding, promotion and technology services. Golden Ant China is primarily engaged in the research, development, manufacturing and marketing of ant related products. Since its establishment, Golden Ant
China has contracted with 3 major breeding bases in Chengdu, Leshan and Yunan for breeding of a special ant breed: polyrhachs ricina roger.
According to scientific research, polyrhachis ricina roger contains 67% protein, 28 types of amino acids, Vitamins A, B1, B2, B12, C, D, E, and more than 20 essential minerals, especially zinc, and it is the only breed of ant permitted by the Ministry of Health in the PRC for use in food and medicines. Through the self-developed technologies and self-bred polyrhachis ricina roger, Golden Ant China has produced 4 main ant related products under 3 major brands: "Zhuangyuanzi" ant powder and ant wine, "Heijin" ant tablet, "Heneng" ant capsule, all of which have been granted the Approval Certificate for Food and Food Product issued by Bureau of Health for Sichuan Province,

PRC. Golden Ant China has also submitted an application for the registration of trademarks "Lichi", "Zhenniubi", "Heneng" and "Heijin". Golden Ant China has applied for a patent for an ant powder production method to the State Intellectual Properties Office in the
PRC (patent application number is 200410032783.8) and has been notified by the State Intellectual Properties Office of its formal acceptance of the patent application on April 22, 2004.

     Golden Ant China has its own research and product development team, and has developed specific know-how for breeding of polyrhachis ricina roger and production of ant related products. It employs qualified professionals in research and product development and innovation. In December 2003, Golden Ant China was awarded a Quality System Certificate for compliance with the standard "ISO9001:2000" in the area of development and production of "Zhuangyuanzi" ant wine and ant powder.

     Golden Ant China has been conducting the marketing and sales of its products substantially through sales agencies. The main sales agencies are:
Shenzhen Green Giant Technology Company Limited, a affiliated company with Golden Ant China, which has developed over 200 chain stores in China; and China (Shenzhen) Green Products Exhibition and Exchange Center which has over 300 chain stores in China and sales counters established in around 300 large scale supermarkets, such as Wal-Mart, in Hong Kong and Macau regions. Golden Ant China is in the process of establishing its own retail networks by entering into contracts with a number of the major regional supermarkets to establish exclusive sales counters for its products in such supermarkets. At present, Golden Ant China has 7 such exclusive sales counters. Golden Ant China has also sought to enter into agreements with major food production companies for the long term supply of ant related high protein additives. Currently, Golden Ant China has established 4 such long term customers already. Annual demand of such ant related high protein additives is expected to be over 80 tons.

     No regulatory or governmental approval is required in connection with the transaction contemplated by the Agreement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED
UPON

Yi Shen and Hong Ma, directors and officers of Portage, are also officers and directors of Golden Century and will each receive 5,000,000 Shares upon closing of the transaction contemplated by the Agreement.


ADDITIONAL AND AVAILABLE INFORMATION

Portage is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 450 Fifth Street, N.W., Room 1024, and

Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. The filings are also available to the public on the SEC's website (www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates

STATEMENT OF ADDITIONAL INFORMATION

Portage's Annual Report on Form 10-KSB for the year ended June 30,
2004, Current Report on Form 8-KA filed with the SEC on November 29, 2004, Current Report on Form 8-K filed with the SEC on November 18, 2004 and Quarterly Reports on Form 10-QSB for the quarters ended September 30, 2004 and December 31, 2004 are incorporated herein by reference.

Portage will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by Portage pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding Portage should be addressed to Yi Shen, President, at Portage's principal executive offices, at: 400 601 W. Broadway, Vancouver, British Columbia, Canada V5Z 4C2.



EXHIBIT A


CONSENT IN LIEU OF SPECIAL MEETING OF DIRECTORS OF PORTAGE PARTNERS
LTD.

     Pursuant to NRS Section 78.315 and the bylaws of Portage
Partners Ltd., a Nevada corporation, (the "Company"), we, the undersigned, being all of the directors of the Company do hereby consent to and approve in writing the following actions without a meeting:

1.   AMENDMENT OF ARTICLES OF INCORPORATION

WHEREAS: It is deemed to be in the best interests of the Company that the Articles of Incorporation be amend to increase the number of authorized shares of common stock and to change the name of the Company.

NOW, THEREFORE BE IT:

      RESOLVED, that Article I of the Articles of Incorporation is amended to read in full as follows:

               The name of the corporation is American Golden Century Investments, Inc.

      RESOLVED FURTHER, that the first sentence of Article IV of the Articles of Incorporation be amended to read in full as follows:

               The aggregate number of shares which the corporation shall have authority to issue is one hundred fifty million shares of common stock having a par value of $0.001 each.

      RESOLVED FURTHER, that the amendment of the Articles of Incorporation be submitted to the shareholders of the Company for approval.

      RESOLVED FURTHER, that the officers of the Company are hereby authorized and directed to take such further action and execute such documents as they deem necessary to carry out the intent of these resolutions.

2.   APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

WHEREAS, it is deemed to be in the best interests of the Company that the Company enter into an Agreement and Plan of Reorganization with Golden Century Investments, Inc., a Samoan corporation, ("Golden Century") and each of the shareholders of Golden Century attached hereto and incorporated herein by reference(the "Agreement"); and

WHEREAS, the Agreement provides for the Company to acquire all of the outstanding shares of Golden Century in exchange for the issuance of 45,500,000 shares of the Company.

NOW, THEREFORE IT IS

     RESOLVED, the Agreement is hereby approved and authorized.

     RESOLVED FURTHER, that upon closing of the transaction contemplated by the Agreement, the Company shall issue 45,500,000 shares of common stock to the shareholders of Golden Century.

     RESOLVED FURTHER, that Agreement and issuance of the shares provided therein be submitted to the shareholders of the Company for approval.

     RESOLVED FURTHER, that the officers of the Company are hereby authorized and directed to execute the Agreement on behalf of the Company and to take such further action and execute such further documents as they deem necessary to carry out the intent of these resolutions.

     IN WITNESS WHEREOF, the signatures of the directors of the Company set forth below evidence their adoption of the preceding resolutions as of the latest date set forth below.



/s/ Yi Shen                                  January 10,2005
Yi SHEN                                 Date



/s/ Hong Ma                                  January 10, 2005
Hong MA                                 Date



CONSENT IN LIEU OF SPECIAL MEETING OF SHAREHOLDERS OF PORTAGE
PARTNERS LTD.

     Pursuant to NRS Section 78.320 and the bylaws of Portage
Partners Ltd., a Nevada corporation, (the "Company"), we, the undersigned shareholders constituting a majority of the outstanding shares of common stock of the Company, do hereby consent to and approve in writing the following actions without a meeting:

WHEREAS: Each of the undersigned is the holder of 1,250,000 shares of common stock of the Company; and

WHEREAS: The Company has a total of 4,500,000 shares of common stock outstanding.

1.   AMENDMENT OF ARTICLES OF INCORPORATION

WHEREAS: It is deemed to be in the best interests of the Company that the Articles of Incorporation be amend to increase the number of authorized shares of common stock and to change the name of the Company.

NOW, THEREFORE BE IT:

      RESOLVED, that Article I of the Articles of Incorporation be amended to read in full as follows:

               The name of the corporation is American Golden
Century Investments, Inc.

      RESOLVED FURTHER, that the first sentence of Article IV of the Articles of Incorporation be amended to read in full as follows:

               The aggregate number of shares which the corporation shall have authority to issue is one hundred fifty million shares of common stock having a par value of $0.001 each.

      RESOLVED FURTHER, that the officers of the Company are hereby authorized and directed to take such further action and execute such documents as they deem necessary to carry out the intent of these resolutions.

2.   APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

WHEREAS, it is deemed to be in the best interests of the Company that the Company enter into an Agreement and Plan of Reorganization with Golden Century Investments, Inc., a Samoan corporation, ("Golden Century") and each of the shareholders of Golden Century attached hereto and incorporated herein by reference (the "Agreement"); and

WHEREAS, the Agreement provides for the Company to acquire all of the outstanding shares of Golden Century in exchange for the issuance of 45,500,000 shares of the Company.

NOW, THEREFORE IT IS

     RESOLVED, the Agreement is hereby approved and authorized.

     RESOLVED FURTHER, that upon closing of the transaction contemplated by the Agreement, the Company shall issue 45,500,000 shares of common stock to the shareholders of Golden Century.

     RESOLVED FURTHER, that the officers of the Company are hereby authorized and directed to execute the Agreement on behalf of the Company and to take such further action and execute such further documents as they deem necessary to carry out the intent of these resolutions.

     IN WITNESS WHEREOF, the signatures of the shareholders of the Company set forth below evidence their adoption of the preceding resolutions as of the latest date set forth below.



/s/ Yi Shen                             January 10,  2005
Yi Shen                            Date



/s/ Hong Ma                             January 10, 2005
Hong Ma                            Date

EXHIBIT B

CERTIFICATE OF AMENDMENT

STATE of NEVADA
CERTIFICATE PURSUANT TO
SECTION 78.209 of
THE NEVADA GENERAL CORPORATION LAW

PORTAGE PARTNERS LTD., a corporation organized under and by virtue of the Nevada General Corporation Law (the "Corporation"), pursuant to Sections 78.385, 78.207, 78.209, 78.320 and 78.315 of the Nevada General
Corporation Law,

DOES HEREBY CERTIFY:

FIRST: On January 10, 2004, the Board of Directors and a majority of the stockholders of this Corporation, acting by written consent in accordance with Sections 78.207, 78.209, 78.320 and 78.315 of the Nevada General Corporation Law, duly adopted resolutions whereby the Articles of Incorporation be amended to change the name of the Corporation and to increase the authorized number of shares of Common Stock (the "Stock Increase").

SECOND: Article I of the Articles of Incorporation is amended and restated to read in full as follows:

       "The name of the corporation is American Golden Century
Investments, Inc."

THIRD: Prior to the Stock Increase, the total current number of shares that the Corporation is authorized to issue is 25,000,000 shares of common stock, par value $0.001 per share.

FOURTH: Upon effectiveness of the Stock Increase, the total current number of shares that the Corporation is authorized to issue is 150,000,000 shares of common stock, par value $0.001 per share.

FIFTH: The change in the name of the Corporation and the number of shares of the CorporationAEs common stock that the Corporation is authorized to issue shall become effective upon filing of this Certificate of Amendment with the Secretary of State of the State of Nevada.

SIXTH: Pursuant to Section 78.207 and in furtherance of the Stock Increase, the Corporation amends the first sentence of Article IV of its Articles of Incorporation and is restated in its entirety as follows:

       oThe aggregate number of shares which the corporation shall have authority to issue is one hundred fifty million shares of common stock having a par value of $0.001 each.oe

IN WITNESS WHEREOF, the undersigned Corporation has caused this Certificate of Amendment of Articles of Incorporation to be signed by a duly authorized
officer this   day of April, 2005.

PORTAGE PARTNERS LTD.



By:  ______________________________
       Name:  Yi Shen
       Title:  President

EXHIBIT C

AGREEMENT AND PLAN OF REORGANIZATION


          THIS AGREEMENT AND PLAN OF REORGANIZATION (the
"Agreement") is entered into this 3rd day of February, 2005, to be deemed effective on the Closing Date as defined below by and among Portage Partners Ltd., a corporation organized under the laws of the State of Nevada ("Portage"); Golden Century Investments, Inc., a corporation organized under the laws of Samoa ("GOLDEN CENTURY"); and thirty individuals and companies who are the stockholders of GOLDEN CENTURY (the "GOLDEN CENTURY Stockholders", a list of whom is attached hereto as Exhibit "A").

WITNESSETH:

RECITALS

     WHEREAS, the respective Boards of Directors of Portage and GOLDEN CENTURY have adopted resolutions pursuant to which Portage shall acquire and the GOLDEN CENTURY Stockholders shall exchange for shares of the common capital stock of Portage 100% of the outstanding common stock of GOLDEN CENTURY (the GOLDEN CENTURY Sharesoe); and

     WHEREAS, the sole consideration for the exchange of the GOLDEN
CENTURY Shares shall be the receipt by the GOLDEN CENTURY Stockholders of shares of the common capital stock of Portage, $.001 par value per share, as more particularly set forth in Exhibit "B" hereto. The shares of Portage's common stock shall be deemed "restricted securities" as defined in Rule 144 of the Securities Act of 1933, as amended (the oActoe); and

      WHEREAS, the GOLDEN CENTURY Stockholders shall acquire in exchange such "restricted securities" of Portage in a reorganization within the meaning of Section 368(a) (1) (B) of the Internal Revenue Code of 1986, as amended, and/or any other "tax free" exemptions thereunder that may be available for this exchange, if and only to the extent that the Internal Revenue Code applies to this Agreement and the transactions contemplated thereby;

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, it is agreed:

Section 1

Exchange of Stock

       1.1 Transfer and Number of Shares.  The GOLDEN CENTURY
Stockholders agree to transfer to Portage at the closing (the "Closing") the GOLDEN CENTURY Shares, in exchange for 45,500,000 newly issued and restricted shares of common stock of Portage, as outlined in Exhibit oCoe. After the Closing, there will be 50,000,000 outstanding shares of common stock of the reorganized Portage.

       1.2 Exchange of Certificates by GOLDEN CENTURY Stockholders.
The transfer of the GOLDEN CENTURY Shares shall be effected by the delivery to Portage at the Closing of stock certificates duly endorsed in blank or accompanied by stock powers executed in blank with all signatures witnessed or guaranteed to the satisfaction of Portage and with all necessary transfer taxes and other revenue stamps affixed and acquired at the GOLDEN CENTURY Stockholders' expense.

       1.3 Further Assurances. At the Closing and from time to time thereafter, the GOLDEN CENTURY Stockholders shall execute such additional instruments and take such other action as Portage may request in order to exchange and transfer clear title and ownership in the GOLDEN CENTURY Shares to Portage.

       1.4 Assets and Liabilities of Portage at Closing. Portage shall have no assets and no liabilities at Closing, and all costs incurred by Portage incident to the Agreement shall have been paid or satisfied.

       1.5 Condition Precedent to the Closing. The GOLDEN CENTURY Stockholders and GOLDEN CENTURY shall have provided Portage with satisfactory evidence that GOLDEN CENTURY has acquired 100% of the ownership of Sichuan Province Golden Ant Biotechnology Development Limited Company, a Chinese registered wholly foreign owned enterprise ("Golden Ant China"), and that the 100% ownership of Golden Ant China has been owned by GOLDEN CENTURY.

       1.6 Closing. This Agreement will be deemed to be completed on the Closing Date as defined in Section 2 below.


Section 2

Closing

The Closing contemplated by Section 1 shall be held at the offices of James L. Vandeberg, The Otto Law Group PLLC, 900 Fourth Avenue, Suite 3140, Seattle, WA 98164, unless another place or time is agreed upon in writing by the parties. The Closing may also be accomplished by wire, express mail or other courier service, conference telephone communications or as otherwise agreed by the respective parties or their duly authorized representatives.
The Closing shall occur 20 days after the Information Statement on Schedule 14C is mailed to the shareholders of Portage (the "Closing Date").


Section 3

Representations and Warranties of Portage

       Portage represents and warrants to, and covenants with, the GOLDEN CENTURY Stockholders and GOLDEN CENTURY as follows:

       3.1 Corporate Status; Compliance with Securities Laws.
Portage is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all jurisdictions in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary. Portage is a publicly-held company and Portage is not in violation of any applicable federal or state securities laws, rules or regulations. There is at present no established trading market for Portage's securities. The shares of Portage issued in exchange for GOLDEN CENTURY shares to GOLDEN CENTURY shareholders are eligible for resale pursuant to Rule 144, without registration under the Act, after satisfaction by the GOLDEN CENTURY Stockholders of the one year holding period established by Rule 144 and such other restrictions imposed by each of Rule 144, the Act generally, and the Securities Exchange Act of 1934.

       3.2 Capitalization. The authorized capital stock of Portage at closing will consist of 150,000,000 shares of $.001 par value common voting stock, of which approximately 50,000,000 shares will be issued and outstanding, all fully paid and non-assessable. Except as otherwise provided herein, there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued common stock or other securities of Portage.

       3.3 Financial Statements.  The financial statements of
Portage furnished to the GOLDEN CENTURY Stockholders and GOLDEN CENTURY, consisting of audited financial statements for the year ended June 30, 2004, as filed with the SEC and incorporated herein by reference, are correct and fairly present the financial condition of Portage at such date and for the period involved; such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein. Such financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

       3.4 Undisclosed Liabilities. Portage has no liabilities of any nature except to the extent reflected or reserved against in its balance sheets, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due.

       3.5 Interim Changes. Since the dates of its balance sheet, there have been no (i) changes in financial condition, assets, liabilities or business of Portage which, in the aggregate, have been materially adverse;
(ii) damages, destruction or losses of or to property of Portage, payments of any dividend or other distribution in respect of any class of stock of Portage, or any direct or indirect redemption, purchase or other acquisition of any class of any such stock; or (iii) increases paid or agreed to in the compensation, retirement benefits or other commitments to its employees.

       3.6 Title to Property. Portage has good and marketable title to all properties and assets, real and personal, reflected in its balance sheet, and the properties and assets of Portage are subject to no mortgage, pledge, lien or encumbrance, with respect to which no default exists.

       3.7 Litigation.   There is no litigation or proceeding pending, or to
the knowledge of Portage, threatened, against or relating to Portage, its properties or business. Further, no officer, director or person who may be deemed to be an "affiliate" of Portage is party to any material legal proceeding which could have an adverse effect on Portage (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to Portage.

       3.8 Books and Records.   Portage will deliver to the GOLDEN
CENTURY Stockholders and GOLDEN CENTURY or their respective representatives all of Portage's books, records, contracts and other corporate.

       3.9 Tax Returns.   Portage has filed all United States federal and
state income or franchise tax returns required to have been filed by it or its predecessors.

       3.10 Confidentiality. PortageAEs current directors and officers and their representatives will keep confidential any information which they obtain from the GOLDEN CENTURY Stockholders or from GOLDEN CENTURY concerning the properties, assets and business of GOLDEN CENTURY.

       3.11 Corporate Authority. Portage has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder and will deliver to the GOLDEN CENTURY Stockholders and GOLDEN CENTURY or their respective representatives at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Agreement by Portage's officers and performance thereunder, and that the directors adopting and delivering such resolutions are the duly elected and incumbent directors of Portage.

       3.12 Due Authorization. At Closing, the execution of this Agreement and performance by Portage hereunder will have been duly authorized by all requisite corporate action on the part of Portage, and this Agreement will constitute a valid and binding obligation of Portage and performance hereunder will not violate any provision of the Articles of Incorporation or other documents, Bylaws, agreements, mortgages or other commitments of Portage, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application now or hereafter in effect relating to or affecting the enforcement of creditors' right generally and the application of general equitable principles in any action, legal or equitable.

       3.13 Environmental Matters. Portage has no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien, action or proceeding, or of any cause for any such lien, action or proceeding related to the business operations of Portage. In addition, to the best knowledge of Portage, there are no substances or conditions which may support a claim or cause of action against Portage or any of Portage' current or former officers, directors, agents or employees, whether by a governmental agency or body, private party or individual, under any Hazardous Materials Regulations. "Hazardous Materials" means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials" or"toxic substances" under any applicable federal or state laws or regulations. "Hazardous Materials Regulations" means any regulations governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

       3.14 Access to Information Regarding GOLDEN CENTURY. Portage acknowledges that it has been delivered copies of what has been represented to be documentation containing all material information respecting GOLDEN CENTURY (including its 100% owned subsidiary, Golden Ant China), and GOLDEN CENTURY's present and contemplated business operations,potential acquisitions, management and other factors; that it has had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with its legal counsel, directors and executive officers; that it has had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of GOLDEN CENTURY, and with the legal and accounting firms of GOLDEN CENTURY, with respect to such documentation; and that to the extent requested, all questions raised have been answered to Portage's complete satisfaction.


Section 4

Representations, Warranties and Covenants of GOLDEN CENTURY and the GOLDEN CENTURY Stockholders


       GOLDEN CENTURY and the GOLDEN CENTURY Stockholders represent and warrant to, and covenant with, Portage as follows:

       4.1 Ownership of GOLDEN CENTURY.  The GOLDEN CENTURY
Stockholders own the GOLDEN CENTURY Shares free and clear of any liens or encumbrances of any type or nature whatsoever, and have full right, power and authority to convey the GOLDEN CENTURY Shares that are owned by them without qualification.

       4.2 Ownership of Golden Ant China. GOLDEN CENTURY owns 100% of Golden Ant China, free and clear of any liens or encumbrances of any type or nature whatsoever, and has full right, power and authority to convey the Golden Ant China ownership that it owns without qualification.

       4.3 Corporate Status of GOLDEN CENTURY. GOLDEN CENTURY is a corporation duly organized, validly existing and in good standing under the laws of Samoa, and is licensed or qualified as a foreign corporation in all jurisdictions or foreign countries and provinces in which the nature of GOLDEN CENTURY's business or the character or ownership of GOLDEN CENTURY properties makes such licensing or qualification necessary. It has one subsidiary that is 100%-owned, Golden Ant China.

       4.4 Corporate Status of Golden Ant China.   Golden Ant China
is a Wholly Foreign Owned Enterprise duly organized, validly existing and in good standing under the laws of the PeopleAEs Republic of China, and is licensed or qualified as a foreign corporation in all states of the United States or foreign countries and provinces in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

       4.5 Capitalization of GOLDEN CENTURY. The authorized capital stock of GOLDEN CENTURY consists of 150,000,000 shares of common stock, $0.0001 par value per share, of which 35,200,000 shares are issued and outstanding, and which are fully paid and non-assessable. There are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued common or other securities of GOLDEN CENTURY.

       4.6 Capitalization of Golden Ant China.  The paid-in capital of Golden Ant China is RMB2,000,000 (approximately equivalent to USD 242,000),
all fully paid and non-assessable.   There are no outstanding options,
warrants or calls pursuant to which any person has the right to purchase any authorized and unissued common or other equities of Golden Ant China.

       4.7 Financial Statements.  The financial statements of GOLDEN
CENTURY, which consist solely of the financial statements of Golden Ant
China furnished to Portage, consisting of an audited compiled balance sheet and income statement for the period ended December 31, 2002, 2003, and unaudited financial statements for the period ended September 30, 2004, attached hereto as Exhibit "D" and "D-1" and incorporated herein by reference, are correct and fairly present the combined financial condition of GOLDEN CENTURY and Golden Ant China as of these dates and for the periods involved; such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein. These financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

       4.8 Undisclosed Liabilities of GOLDEN CENTURY.  GOLDEN
CENTURY has no material liabilities of any nature except to the extent reflected or reserved against in the Golden Century China balance sheet, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due.

       4.9 Undisclosed Liabilities of Golden Ant China. Golden Ant China has no material liabilities of any nature except to the extent reflected or reserved against in its balance sheet, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due.

       4.10 Interim Changes of GOLDEN CENTURY. Since the dates of its balance sheet, there have been no (i) changes in the financial condition, assets, liabilities or business of GOLDEN CENTURY, which in the aggregate, have been materially adverse; (ii) damages,destruction or loss of or to the property of GOLDEN CENTURY, payment of any dividend or other distribution in respect of the capital stock of GOLDEN CENTURY, or any direct or indirect redemption, purchase or other acquisition of any such stock; or (iii) increases paid or agreed to in the compensation, retirement benefits or other commitments to their employees.

       4.11 Interim Changes of Golden Ant China. Since the dates of its balance sheet, there have been no (i) changes in the financial condition, assets, liabilities or business of Golden Ant China, which in the aggregate, have been materially adverse; (ii) damages, destruction or loss of or to the property of Golden nt China, payment of any dividend or other distribution in respect of the capital stock of Golden Ant China, or any direct or indirect redemption, purchase or other acquisition of any such stock; or (iii) increases paid or agreed to in the compensation, retirement benefits or other commitments to their employees.

       4.12 Title to Property of GOLDEN CENTURY. GOLDEN CENTURY has good and marketable title to all properties and assets, real and personal, proprietary or otherwise, reflected in the Golden Ant China balance sheet.

       4.13 Title to Property of Golden Ant China. Golden Ant China has good and marketable title to all properties and assets, real and personal, proprietary or otherwise, reflected in its balance sheet.

       4.14 Litigation of GOLDEN CENTURY. There is no litigation or proceeding pending, or to the knowledge of GOLDEN CENTURY, threatened, against or relating to GOLDEN CENTURY or its properties or business. Further, no officer, director or person who may be deemed to be an affiliate of GOLDEN CENTURY is party to any material legal proceeding which could have an adverse effect on GOLDEN CENTURY (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to GOLDEN CENTURY.

       4.15 Litigation of Golden Ant China. There is no litigation or proceeding pending, or to the knowledge of Golden Ant China, threatened, against or relating to Golden Ant China or its properties or business. Further, no officer, director or person who may be deemed to be an affiliate of Golden Ant China is party to any material legal proceeding which could have an adverse effect on Golden Ant China (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to Golden Ant China.

       4.16 Books and Records of GOLDEN CENTURY.   The GOLDEN
CENTURY Stockholders have (i) given to Portage and its representatives full access to all of its offices, books, records, contracts and other corporate documents and properties so that Portage could inspect and audit them;
and (ii) furnished such information concerning the properties and affairs of GOLDEN CENTURY as Portage has requested.

       4.17 Books and Records of Golden Ant China. Golden Ant China has (i) given to Portage and its representatives full access to all of its offices, books, records,contracts and other corporate documents and properties so that Portage could inspect and audit them; and (ii) furnished such information concerning the properties and affairs of Golden Ant China as Portage requested.

       4.18 Tax Returns of GOLDEN CENTURY.   GOLDEN CENTURY has
filed all income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

       4.19 Tax Returns of Golden Ant China. Golden Ant China has filed all income or other tax returns required to be filed in China or has received currently effective extensions of the required filing dates.

       4.20 Investment Intent. The GOLDEN CENTURY Stockholders are acquiring the securities to be exchanged and delivered to them under this Agreement for investment and not with a view to the sale or distribution thereof, and they have no commitment or present intention to sell or distribute the Portage securities to be received hereunder.

       4.21 Corporate Authority of GOLDEN CENTURY. GOLDEN CENTURY and the GOLDEN CENTURY Stockholders have full corporate power and authority to enter into this Agreement and to carry out their obligations hereunder and will deliver to Portage or its representative at the Closing certified copies of resolutions of GOLDEN CENTURYAES Board of Directors authorizing execution of this Agreement by its officers and performance thereunder.

       4.22 Due Authorization. Execution of this Agreement and performance by GOLDEN CENTURY and the GOLDEN CENTURY Stockholders hereunder have been duly authorized by all requisite corporate action on the part of GOLDEN CENTURY and the GOLDEN CENTURY Stockholders, and this Agreement constitutes a valid and binding obligation of GOLDEN CENTURY and the GOLDEN CENTURY Stockholders and performance hereunder will not violate any provision of the Articles of Association or other Charter documents, Bylaws, agreements, mortgages or other commitments of GOLDEN CENTURY or the GOLDEN CENTURY Stockholders, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application now or hereafter in effect relating to or affecting the enforcement of creditors' right generally and the application of general equitable principles in any action, legal or equitable.

       4.23 Environmental Matters.  GOLDEN CENTURY and Golden Ant
China have no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien, action or proceeding, or of any cause for any such lien, action or proceeding related to the business operations of GOLDEN CENTURY or its predecessors. In addition, to the best knowledge of GOLDEN CENTURY and Golden Ant China, there are no substances or conditions which may support a claim or cause of action against GOLDEN CENTURY and Golden Ant China or any of its current or former officers, directors, agents, employees or predecessors, whether by a governmental agency or body, private party or individual, under the current Chinese laws.

       4.24 Access to Information Regarding Portage. GOLDEN CENTURY and the GOLDEN CENTURY Stockholders acknowledge that they have been delivered copies of what has been represented to be documentation containing all material information respecting Portage and its present and contemplated business operations, potential acquisitions, management and other factors, by delivery to them and/or by access to such information in the EDGAR Archives of the Securities and Exchange Commission at www.sec.gov; that they have had a reasonable opportunity to review such documentation and to discuss it, to the extent desired, with their legal counsel, directors and executive officers; that they have had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of Portage, and with the legal and accounting firms of Portage, with respect to such documentation; and that to the extent requested, all questions raised have been answered to their complete satisfaction.

       4.25 Residency of Golden Century Stockholders. Each of the
Golden Century Stockholders is a non-resident of the United States.


Section 5

Conditions Precedent to Obligations of GOLDEN CENTURY and the GOLDEN CENTURY Stockholders

       All obligations of GOLDEN CENTURY and the GOLDEN CENTURY
Stockholders under this Agreement are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

       5.1 Representations and Warranties True at Closing. The representations and warranties of Portage contained in this Agreement shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

       5.2 Due Performance.   Portage shall have performed and
complied with all of the terms and conditions required by this Agreement to be performed or complied with by it before the Closing.

       5.3 Officers' Certificate. GOLDEN CENTURY shall have been furnished with a certificate signed by the President of Portage, in such capacity, attached hereto as Exhibit oEoe and incorporated herein by reference, dated as of the Closing, certifying (i) that all representations and warranties of Portage contained herein are true and correct; and (ii) that since the date of the financial statements as described in Section 3.3 of this agreement, there has been no material adverse change in the financial condition, business or properties of Portage, taken as a whole.

       5.4 Assets and Liabilities of Portage. Unless otherwise agreed, Portage shall have no assets and no liabilities at Closing, and all costs, expenses and fees incident to the Agreement shall have been paid.

       5.5 Shareholder Approval . The transaction contemplated by this Agreement and the amendment of the Articles of Incorporation of Portage to (i) increase the number of authorized shares of common stock to 150,000,000, and (ii) change the name to American Golden Century Investments Inc. shall have been approved by a majority of the outstanding shares of Portage.

       5.6 Mailing of Information Statement. A Schedule 14C Information Statement shall have been filed with and cleared by the Securities and Exchange Commission and mailed to the Portage shareholders.

Section 6

Conditions Precedent to Obligations of Portage

       All obligations of Portage under this Agreement are subject, at Portage's option, to the fulfillment, before or at the Closing, of each of the following conditions:

       6.1 Representations and Warranties True at Closing. The representations and warranties of GOLDEN CENTURY, the GOLDEN CENTURY Stockholders and Golden Ant China contained in this Agreement shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

       6.2 Due Performance. GOLDEN CENTURY and the GOLDEN CENTURY Stockholders shall have performed and complied with all of the terms and conditions required by this Agreement to be performed or complied with by them before the Closing.

       6.3 Officers' Certificate. Portage shall have been furnished with a certificate signed by the President of GOLDEN CENTURY, in such capacity, attached hereto as Exhibit oFoe and incorporated herein by reference, dated as of the Closing, certifying (i) that all representations and warranties of GOLDEN CENTURY and the GOLDEN CENTURY Stockholders contained herein are true and correct; and (ii) that since the date of the financial statements (Exhibit D & D-1), there has been no material adverse change in the financial condition, business or properties of GOLDEN CENTURY, taken as a whole.


Section 7

General Provisions

       7.1 Further Assurances. At any time, and from time to time, after the Closing, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

       7.2 Waiver.   Any failure on the part of any party hereto to comply
with any its or their obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

       7.3 Brokers. Each party represents to the other parties hereunder that in the event brokers or finders in connection with this Agreement, each party agrees to indemnify and hold harmless the other parties against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by he/she/it.

       7.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:

        If to Portage's Management prior to Closing:

       James L. Vandeberg
       The Otto Law Group LLC
       900 Fourth Avenue, Suite 3140
       Seattle, WA 98164
       206-262-9545
       206-262-9513 fax

        If to GOLDEN CENTURY:

        Charles Law
        King and Wood LLP
        39365 Paseo Padre Parkway, #2100
        Fremont, CA 94538
        510-353-1888
        510-226-5913 fax

        If to the GOLDEN CENTURY Stockholders:

        Charles Law
        King and Wood LLP
        39365 Paseo Padre Parkway, #2100
        Fremont, CA 94538
        510-353-1888
        510-226-5913 fax


       7.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

       7.6 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

       7.7 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California. Any actions permitted hereunder shall be brought in the State of California.

       7.8 Assignment. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

       7.9 Counterparts.   This Agreement may be executed simultaneously in
two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       7.10 Default. In the event of any default hereunder, the prevailing party in any action to enforce the terms and provisions hereof shall be entitled to recover reasonable attorney's fees and related costs.

       IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Reorganization effective the latest date hereof.

PORTAGE


_________________________
By/s/Yi Shen, President
Date:


GOLDEN CENTURY



_________________________
By/s/Yi Sheng, Chairman

EXHIBIT A


THE GOLDEN CENTURY STOCKHOLDERS

Yi, SHEN
Hong, MA
Xiang Lin, XU
Hong Yan, MA
Qiang, YANG
Yao, HU
Rong, ZHOU
Yan, TANG
Guo, TAN
Wei, XU
Kai, LAN
En Ming, LI
Xing Bo, ZHOU
Bing, ZOU
Xiao Lin, LIANG
Cong Fu, Tao
Fu Yong, LIU
Jun, LIU
Yi Jing, ZENG
Zhi, PENG
Bing, XU
Chao, LIU
Min, YU
Fu Hang, CHEN
Dao Qiong, CHEN
Ze Zhi, NIU
Gui Fang, XU
Northport (Beijing) Enterprises Management Co., Ltd.
South Light Holdings Limited

EXHIBIT E

OFFICERS CERTIFICATE

I, Yi Shen, do hereby certify that I am the President of Portage
Partners Ltd. ("Portage") and that:

1. All representations and warranties of Portage contained in the Agreement and Plan of Reorganization between Portage and Golden Century Investments, Inc. to which this Officers Certificate is attached as Exhibit E (the "Agreement") are true and correct.

2.   Since the date of the financial statements as described in
Section 3.3 of the Agreement, there has been no material adverse change in the financial condition, business or properties of Portage, taken as a whole.




_______________________                 ________
Yi Shen                                 Date

EXHIBIT F

OFFICERS CERTIFICATE

I, Yi Shen, do hereby certify that I am the President of Golden
Century Investments, Inc. ("Golden Century") and that:

3. All representations and warranties of Golden Century and the Golden Century Stockholders contained in the Agreement and Plan of Reorganization between Portage Partners Ltd. and Golden Century to which this Officers Certificate is attached as Exhibit F (the "Agreement") are true and correct.

4. Since the date of the financial statements attached as Exhibits D and D-1 to the Agreement, there has been no material adverse change in the financial condition, business or properties of Golden Century, taken as a whole.




_______________________                 ________
Yi Shen                                 Date